Filed Pursuant to Rule 497(e)
Registration No. 333-66181

MORGAN KEEGAN SELECT FUND, INC. (the “Company”)
Regions Morgan Keegan Select Short Term Bond Fund
Regions Morgan Keegan Select Intermediate Bond Fund
Regions Morgan Keegan Select High Income Fund

Supplement dated December 29, 2008 (“Supplement”) to the
Company’s Prospectus dated October 31, 2008 (“Prospectus”)

This Supplement updates certain information contained in the Company’s Prospectus for Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund, each a separate series of the Company (each, a “Fund,” and together, the “Funds”). This Supplement should be retained and read in conjunction with the Prospectus. Capitalized terms not otherwise defined herein have the meanings set forth in the Prospectus.

Name Change of the Company and the Funds

Effective December 29, 2008, the name of the Company, “Morgan Keegan Select Fund, Inc.,” has changed to “Helios Select Fund, Inc.” In addition, the names of the Funds, “Regions Morgan Keegan Select Short Term Bond Fund,” “Regions Morgan Keegan Select Intermediate Bond Fund” and “Regions Morgan Keegan Select High Income Fund,” changed to “Helios Select Short Term Bond Fund,” “Helios Select Intermediate Bond Fund” and “Helios Select High Income Fund,” respectively. All references to “Morgan Keegan Select Fund, Inc.” and each of “Regions Morgan Keegan Select Short Term Bond Fund,” “Regions Morgan Keegan Select Intermediate Bond Fund” and “Regions Morgan Keegan Select High Income Fund” in the Prospectus and Statement of Additional Information are replaced with “Helios Select Fund, Inc.” and “Helios Select Short Term Bond Fund,” “Helios Select Intermediate Bond Fund” and “Helios Select High Income Fund,” respectively, as of that date.

Liquidation of Regions Morgan Keegan Select Short Term Bond Fund

The Board of Directors (the “Board”) of the Company has determined that it is advisable to liquidate Regions Morgan Keegan Select Short Term Bond Fund (the “Short Term Bond Fund”), and has approved a Plan of Liquidation (the “Plan”) to effectuate such liquidation.

The determination of the Board that it is advisable to liquidate the Short Term Bond Fund, as set forth in the Plan, is subject to consideration and approval by shareholders of the Short Term Bond Fund. Sales of the Short Term Bond Fund’s shares to new investors are expected to cease, effective on or about January 23, 2009. Existing investors will be allowed to continue to purchase shares of the Short Term Bond Fund until shareholders approve the liquidation. The Short Term Bond Fund’s meeting notice, proxy statement and proxy card will be sent to shareholders of record as of the close of business on January 26, 2009.

The effective date of the Plan (the “Effective Date”) will be the date on which the Plan is approved by shareholders. As soon as practicable after the Effective Date, the Short Term Bond Fund will liquidate and distribute pro rata to all shareholders of record, determined as of the close of business on the business day immediately preceding such liquidation, all of its remaining assets in complete cancellation and redemption of its outstanding shares. Prior to making such liquidation distributions to shareholders, the Short Term Bond Fund will continue to honor requests for the redemption of its shares received before the close of business on the business day immediately preceding such liquidation in accordance with the redemption procedures set forth in the Prospectus, and may make payment of dividends and other distributions to shareholders and permit reinvestment thereof in additional shares. The Board has directed Hyperion Brookfield Asset Management, Inc., the Short Term Bond Fund’s investment adviser, to manage the Short Term Bond Fund in anticipation of liquidation.

Change in Benchmark Index

Effective December 22, 2008, the Board approved a change in the broad-based unmanaged benchmark index for Regions Morgan Keegan Select High Income Fund. Accordingly, all references in the Prospectus to the “Lehman Brothers Ba U.S. High Yield Index,” are replaced with the “Barclays Capital U.S. Corporate High Yield Index,” formerly, the Lehman Brothers U.S. Corporate High Yield Index. The Barclays Capital U.S. Corporate High Yield Index is a broad-based unmanaged index of fixed rate, non-investment grade debt.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE